PG&E Business Outlook February 2020

Forward-Looking Statements

This presentation contains statements regarding management's expectations and objectives for future periods as well as forecasts and estimates regarding PG&E Corporation's and Pacific Gas and Electric Company's (the "Utility") Chapter 11 emergence, improvements and investments, and growth outlook; their planned operational, safety and structural improvements, including but not limited to the expected participation in the AB 1054 Wildfire Fund and the Utility's 2020-2022 Wildfire Mitigation Plan; clean energy opportunities; and five-year financial outlook, including but not limited to ratebase growth through 2024, capital expenditure through 2024, 2020 and 2021-2024 earnings overview and assumptions, planned cost savings and rates and bills trajectory and potential capital raise. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to:

- the risks and uncertainties associated with PG&E Corporation's and the Utility's Chapter 11 cases, including, but not limited to, their ability to develop, consummate, and implement a plan of reorganization, the ability to obtain applicable bankruptcy court, creditor or regulatory approvals, the effect of any alternative proposals, views or objections related to the plan of reorganization, potential complexities that may arise in connection with concurrent proceedings involving the bankruptcy court, the CPUC, and the FERC, increased costs related to the Chapter 11 cases, the ability to obtain sufficient financing sources for ongoing and future operations, the ability to satisfy the conditions precedent to financing under the debt and equity commitments to finance the proposed plan of reorganization and the risk that such agreements may be terminated, disruptions to PG&E Corporation's and the Utility's business and operations and the potential impact on regulatory compliance;
- whether PG&E Corporation and the Utility will be able to emerge from Chapter 11 by June 30, 2020 with a plan of reorganization that meets the requirements of AB 1054, and whether PG&E Corporation and the Utility will need to undertake significant changes in ownership, management and governance in connection therewith;
- the impact of the 2018 Camp fire and 2017 Northern California wildfires, including whether the Utility will be able to timely recover costs incurred in connection therewith through rates; the timing and outcome of the remaining wildfire investigations and the extent to which the Utility will have liabilities associated with these fires; the timing and amount of insurance recoveries; and potential liabilities in connection with fines or penalties that could be imposed on the Utility if the CPUC or any other law enforcement agency were to bring an enforcement action, including a criminal proceeding, and determined that the Utility failed to comply with applicable laws and regulations (which actions could also adversely impact a timely emergence from Chapter 11);
- the risks and uncertainties associated with the 2019 Kincade fire;
- whether the Utility can obtain wildfire insurance at a reasonable cost in the future, or at all, and whether insurance coverage is adequate for future losses or claims; and whether the Utility will be able to obtain full recovery of its significantly increased insurance premiums, and the timing of any such recovery;
- whether the ability of PG&E Corporation and the Utility to finance costs, expenses and other possible losses with respect to claims related to the 2018 Camp fire and the 2017 Northern California wildfires, through securitization mechanisms or otherwise, which potential financings are not addressed by AB 1054 as it only applies to wildfires occurring after July 12, 2019;
- the timing and outcome of future regulatory and legislative developments in connection with the potential financing of the Utility's wildfire-related liabilities, SB 901, future wildfire reforms, inverse condemnation reform, and other wildfire mitigation measures or other reforms targeted at the Utility;
- the occurrence, timing and extent of damages in connection with future wildfires, the associated financial impact on the Utility and the potential for AB 1054 to mitigate such impact (if at all);
- the outcome of the Utility's CWSP, including the Utility's ability to comply with the targets and metrics set forth in its 2020-2022 Wildfire Mitigation Plan; the cost of the program; and the timing and outcome of any proceeding to recover such cost through rates;
- the impact of the Utility's implementation of its PSPS program, including the timing and outcome of the PSPS OII and whether any fines or penalties will be imposed on the Utility as a result; and the costs in connection with PSPS events;
- the timing and outcomes of the 2020 GRC, FERC TO18, TO19, and TO20 rate cases, 2018 and 2019 CEMA applications, WEMA application, future applications for FHPMA, FRMMA, and WMPMA, future cost of capital proceedings, and other ratemaking and regulatory proceedings;
- the timing and outcomes of CPUC OIIs that remain open;
- the Utility's ability to efficiently manage capital expenditures and its operating and maintenance expenses within the authorized levels of spending and timely recover its costs through rates, and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs;
- the outcome of the probation and the monitorship, and the costs that the Utility may incur as a result, including the costs of complying with any additional conditions of probation, including expenses associated with any material expansion of the Utility's vegetation management program;
- the ability of PG&E Corporation and the Utility to continue as going concerns; and
- the other factors disclosed in PG&E Corporation and the Utility's joint annual report on Form 10-K for the year ended December 31, 2018, as updated in their subsequent joint quarterly reports on Form 10-Q and their joint annual report on Form 10-K for the year ended December 31, 2019, and other reports filed with the SEC, which are available on PG&E Corporation's website at www.pgecorp.com and on the SEC website at www.sec.gov.

Unless otherwise indicated, the statements in this presentation are made as of February 18, 2020. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation was attached to PG&E Corporation and the Utility's joint current report on Form 8-K that was furnished to the SEC on February 18, 2020 and is also available on PG&E Corporation's website at www.pgecorp.com.

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PG&E Corporation and Pacific Gas and Electric Company: Use of Non- GAAP Financial Measures and No Securities Offering PG&E Corporation and Pacific Gas and Electric Company: Use of Non-GAAP Financial Measures PG&E Corporation discloses historical financial results and provides guidance based on “non-GAAP core earnings” and “non- GAAP core EPS” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items impacting comparability. Beginning with the quarter and full year periods ended December 31, 2020, PG&E Corporation and the Utility changed the name of their principal non-GAAP earnings metric from “non-GAAP earnings from operations” to “non-GAAP core earnings” in order to align more closely with the terminology used by their industry peers. Likewise, PG&E Corporation and the Utility will now refer to adjustments as “non-core items” rather than “items impacting comparability.” “Non-GAAP core earnings” is a non-GAAP financial measure and is calculated as income available for common shareholders less non-core items. “Non-core items” include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods. “Non-GAAP core EPS”, also referred to as “non-GAAP core earnings per share”, is a non-GAAP financial measure and is calculated as non-GAAP core earnings divided by common shares outstanding (diluted). PG&E Corporation and the Utility use non-GAAP core earnings and non-GAAP core EPS to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation and the Utility believe that non- GAAP core earnings and non-GAAP core EPS provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. Non-GAAP core earnings and non-GAAP core EPS are not substitutes or alternatives for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies. No Securities Offering This is not an offering of securities and securities may not be offered or sold absent registration or an applicable exemption from the registration requirements. 2

PG&E System at a Glance

PG&E Overview

PG&E Corporation is a holding company whose primary operating subsidiary is Pacific Gas and Electric Company, an investor-owned energy company that operates in Northern and Central California and delivers some of the nation's cleanest energy.


PG&E's
Service
Area

Key Highlights

Roughly two-thirds of PG&E's revenues are associated with owning and operating gas, electric, and generation infrastructure. The remaining third are pass-through costs associated with commodity procurement.

Californians served	~16M
Miles of electric lines	~125,000
Miles of natural gas pipelines	~50,000
MW utility-owned generation	~7,700
Carbon-free and renewable energy delivered (2018)	>85%

2019 WEIGHTED AVERAGE RATEBASE = $40.2B


Gas
~25%
Electric
~60%
Generation
~15%

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Executive Summary Emergence Positioned for timely Chapter 11 exit ∎ Settlements reached with major wildfire victim groups and regulatory resolution ∎ Clarity in ratemaking clarity through progress in major rate cases Improvement Changes in leadership, governance, structure, operations, and oversight to better manage risks and localize operations ∎ Improved enterprise risk reduction through data-driven enhanced safety measures, enterprise-wide safety system, and long-term system upgrades ∎ Regional restructuring and reducing administrative burdens for our frontline supervisors to enable a greater focus on customers and safety ∎ Appointed new Chief Safety Officer and independent safety advisor, and established independent oversight committee Sustainable Growth Investing to enhance wildfire mitigation, increase customer focus, and advance clean energy goals ∎ Forecasting ~$37B - ~$41B in infrastructure investments over the next 5 years, resulting in ~8% ratebase growth ∎ Advancing our track record of supporting California’s climate leadership and investing in building and transportation electrification See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 4

Agenda 1 Recent Progress Enables Timely Emergence 2 Operational, Safety & Structural Improvements 3 Clean Energy Opportunities 4 Sustainable Financials 5

PG&E
RECENT PROGRESS ENABLES TIMELY EMERGENCE

Resolution of Key Issues

Wildfire settlements, regulatory resolutions, the enactment of AB 1054, and establishment of a multi-year investment and rate roadmap resolve uncertainty and provide stability.

Third-Party Claims

✓ **Settlements reached with key constituents**

Settlements totaling $25.5B with:

- Tort Claimants Committee and Representatives of ~70% of Individual Fire Victim Claimants: $13.5B
- Subrogation Claimants: $11B
- County and Local Public Entities: $1B

✓ **Settlement agreements avoid need for claims estimation and Tubbs Fire trial**

Provide for an expedient confirmation and exit from Chapter 11 within the AB1054 deadline

✓ **Settlement agreement with Consenting Noteholders**

- Refinance or reinstate ~$21.5B of senior notes and bank debt
- Expected ~$1B cost savings to customers

Ratemaking

✓ **2020 General Rate Case (GRC) Settlement**

Proposes revenue requirements through 2022:

- Includes two-way balancing account recovery for wildfire mitigation, vegetation management, and insurance costs

✓ **2019 Gas Transmission and Storage (GT&S) Final Decision**

- Adopted revenue requirements through 2022

✓ **2020 Cost of Capital Final Decision**

Adopted capital structure through 2022:

- Maintains 10.25% return on equity (ROE)
- Maintains 52% equity structure, as requested
- Reduces preferred stock from 1.0% to 0.5%, as requested
- Approves cost of long-term debt of 5.16%

Regulatory & Legislative

✓ **Wildfire OII Settlement** (1)

Agreed not to seek recovery for $1.6B of wildfire related expenses, including:

- ~$700M of inspections and repairs expense
- ~$500M of Catastrophic Expense Memorandum Account (CEMA) expense
- ~$400M in CEMA capital

✓ **Locate & Mark OII Settlement** (1)

Modified settlement of $110M:

- $66M of system enhancements
- $44M fine to the California General Fund

✓ **Ex Parte OII Settlement – Final**

Final Decisions in both Phases 1 and 2:

- Phase 1 remedies of $97.5M
- Phase 2 remedies of $10.0M

✓ **AB 1054 Wildfire Fund**

Creation of ~$21B fund subject to:

- $4.8B initial contribution and $193M annual contribution
- ~$2.4B liability cap (2)
- $3.2B of capital excluded from equity return
- Full participation upon Chapter11 emergence (3)

(1) Subject to CPUC and Bankruptcy Court approvals.
(2) The liability cap is calculated as 20% of equity transmission and distribution ratebase and applies over a three-year measurement period.
(3) Assuming Plan of Reorganization (POR) is confirmed on or before June 30, 2020.

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RECENT PROGRESS ENABLES TIMELY EMERGENCE

Path to June 2020 Confirmed Plan

Upcoming Bankruptcy Court and CPUC milestones will allow for timely confirmation of PG&E's Plan.

Chapter 11

- 1.31 Amended POR Filed
- 2.5 RSA with Consenting Noteholders Approved
- 2.7 Proposed Disclosure Statement Filed
- 2.28 Key parties' Disclosure Statement Views Filed
- 3.10 Disclosure Statement Hearing
- 5.15 Deadline to Submit Ballots to Vote on Plan
- 5.27 First Day of Confirmation Hearings

CPUC

- 2.25 – 3.4 Hearings
- 3.13 Opening Briefs
- 3.20 Reply Briefs
- April Expected Proposed Decision
- May Expected Final Decision, incl. AB1054 Compliance Approval by CPUC

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RECENT PROGRESS ENABLES TIMELY EMERGENCE Plan of Reorganization Summary Key Elements of the Plan of Reorganization $59 Billion in Plan Funding Sources ($B) PG&E’s Plan of Reorganization prioritizes wildfire victims, Cash Immediately Prior to Emergence puts customers ahead of investors, and enables continued 1.6 2.2 Insurance Proceeds support of California’s clean energy goals. Key elements of the Plan include: 6.0 Temporary Utility Debt • Satisfaction of pre-petition wildfire claims ($25.5B) and funding for participation in the statewide Wildfire Fund ($5.0B) • Creditors made whole ($27.75B) 9.6 Reinstated Utility Debt • Collective bargaining agreements are assumed • Corporate and Utility governance satisfies AB1054 • Puts PG&E on path to help the state meet its clean energy goals and become the company that customers and 17.8 New Utility Debt communities expect and deserve Plan Has Stakeholder Support 4.8 New Holding Company Debt Official Committee of Tort Claimants 1.4 Deferred TCC Settlement Attorneys representing fire victims who hold over 70% of the more than 70,000 claims that have been filed Subrogation Claimants and Key County and Local Public Entities 15.8 New Equity in PG&E Corp Ad Hoc Noteholder Committee Labor (IBEW) Sources of Funds See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 8

RECENT PROGRESS ENABLES TIMELY EMERGENCE Potential Capital Raise $59B funding for entirety of plan of reorganization has been secured. ~$27B may be raised via future public offerings. Sources of Funds: $59.0B Potential Capital Raise: $26.925B 4.8 New HoldCo Debt 5.8 New Utility Debt Backstop, Bridge, and Potential Capital Raise 26.9 6.0 New Temp. Utility Debt ($26.925B) 1.4 Deferred Common Equity (1) 9.0 New Common Equity (3) 1.6 2.2 Cash at Emergence Potential Insurance Proceeds Capital Raise 12.0 Noteholder RSA Capital Debt Committed Capital: $22.825B Secured ($32.075B) 9.6 Reinstated Utility Equity backstop commitment Up to $12B Debt Utility debt bridge financing $5.825B Equity Issuance to 6.8 (2) Wildfire Claimants HoldCo debt bridge financing $5B Sources of Funds (1) Deferred Wildfire Claims payments to be made on January 15, 2021 ($650M) and January 15, 2022 ($700M). (2) Common Equity to the Fire Victims to be issued to the Trust at a P/E multiple of 14.9x subject to Trust having a minimum ownership of 20.9%. (3) Capital to be raised within the parameters of the Backstop Agreement. See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 9

RECENT PROGRESS ENABLES TIMELY EMERGENCE Structural and Governance Commitments PG&E is moving forward with a number of structural, management and governance changes to improve operations and ensure long-term accountability for sustained performance. Operational & ▪ Regional restructuring placing leadership and operations closer to Structural customers ▪ Metrics developed in consultation with the CPUC enable regular oversight of PG&E’s safety and operational performance Management ▪ Enhanced Chief Risk Officer and Chief Safety Officer roles, in addition to Chief Ethics and Compliance Officer, reporting directly to PG&E’s CEO ▪ Majority of executive compensation will be at risk and based on safety and customer-focused metrics Corporate ▪ Refreshed Board with a goal of 50% California residents Governance ▪ Refined skills matrix for Board member selection that includes extensive safety requirements ▪ Refreshed Board has expanded PSPS, risk management, and wildfire mitigation responsibilities 10

Agenda 1 Recent Progress Enables Timely Emergence 2 Operational, Safety & Structural Improvements 3 Clean Energy Opportunities 4 Sustainable Financials 11

OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS Regionalization Model Over time, we will reorganize our operations into smaller regions designed to get us closer to our customers and be more responsive to specific regional and community needs. Proposed New Regional Operating Model PG&E’s Diverse Customer Base ▪ One key goal of this new structure is to improve A regionalized model will help to more effectively PG&E’s performance in critical customer- serve our diverse customer base: centric areas such as: ▪ More quickly addressing localized safety Agriculture Commercial issues ▪ Reducing outage response times ▪ Faster interconnections for customers ▪ Building a stronger and more personal connection between customers and the new regional leadership ▪ Core operations—including work execution and service delivery—will be brought closer to customers through regionalization, while key enterprise functions will continue to be centralized High Tech and Bio Tech See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 12

OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS Evolution of Risk Management at PG&E Risk management at PG&E has significantly evolved. In collaboration with the commission and external stakeholders, PG&E has developed models to identify, rank, measure, and mitigate all top safety risks. Data-Driven, Risk-Based Decision Making Regulatory Alignment Our improved risk management processes are Our risk assessment methodology was developed in ensuring that our efforts and investments have consultation with regulators and intervenors and is the greatest impact on reducing our top risks: delivering transparency and accountability for risk management results. Enterprise-wide All quantitative risk Risk Assessment Safety Model Event-based Risk assessments based Mitigation Phase Assessment Proceeding Register on bowtie analysis ▪ Includes a quantitative ▪ Describes agreed-upon (from LOB Siloed Risk Identify Evaluate and Monte Carlo deep dive into top safety risk assessment Register) simulations risks and an analytical methodology for all IOUs (from qualitative and initial basis for risk mitigations ▪ Establishes accountability quantitative risk to be included in the assessments) reporting to track spend ERM* company’s GRC request and risk reduction results Effort and Monitor Respond Data-driven outcome-based mitigation decisions metrics to monitor based on alternative completion and analysis, risk GRC effectiveness reduction value, and (from effort-based metrics risk-spend efficiency General Rate Case to monitor completion) (from subject matter expertise driven) ▪ Provides assessment of safety risks, proposed mitigations, and forecasted cost to implement mitigations * ERM – Enterprise Risk Management 13

OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS

Wildfire Mitigation Overview

We developed our expanded wildfire safety programs based on analysis of the accelerated wildfire risks stemming from climate change.

We met or exceeded goals for core elements of our 2019 Wildfire Mitigation Plan, resulting in a ~25% reduction in ignitions. [1]

PG&E Specific Risk Drivers

Vegetation and equipment failure account for >70% of ignitions in HFTDs

2015-2017 Fire Incident Drivers for PG&E's Tiers 2 and 3


49%
28%
13%
8%
3%
Vegetation
Equipment Failure
3rd Party
Animal
Other/Unknown
Fire Incident Drivers

Wildfire Threat in PG&E's Service Area

~95% of the wildfire risk can be addressed in ~20% of the total overhead circuit miles in HFTDs [2]


Fire-Threat Areas
Tier 2 - Elevated
Tier 3 - Extreme
PG&E Service Area

2019 Wildfire Mitigation Plan Progress

Met or exceeded goals on key elements:

Element	Progress	Details
System Hardening	114% hardened	171 out of 150 circuit miles hardened and passed quality validation
Vegetation Management	102% cleared	2,498 out of 2,455 circuit miles worked and validated
Enhanced Inspections	100% inspected	~50k transmission, ~700k distribution, and ~200 substation assets inspected
Situational Awareness	100%+ completed	426 out of 400 weather stations and 133 out of 96 HD cameras installed and operationalized

(1) Ignitions associated with PG&E assets in high fire-threat districts (HFTD) as compared to the 3-year historical average.
(2) Based on PG&E's relative risk assessment where each circuit was scored on various factors to determine the locations of the greatest wildfire risk areas. Aggregating the relative risk score showed that approximately 95% of the wildfire risk is in 22% of the distribution line miles, or approximately 5,500 circuit miles.

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OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS

2020 Wildfire Mitigation Plan Detail

PG&E is committed to sustaining and building upon 2019 progress with our 2020-22 Wildfire Mitigation Plan.

The 2020-22 Plan will focus on reducing ignitions through core programs, reducing wildfire spread by leveraging situational awareness tools, and reducing PSPS customer impacts.

Core Program Projections		2019	2020	2021	2022	Program Goal	Context
System Hardening (miles)		171	241	378	462	7,100 line-miles over 10+ years	▪ Risk-prioritized approach can substantially address ~95% of the wildfire risk by hardening ~20% of HFTD overhead line-miles (1)
Enhanced Vegetation Management (miles)		2,498	1,800	1,800	1,800	25,500 line-miles over 10+ years	▪ Leveraging 2019 insights and balancing EVM resources to continue D-line work and expand T-line rights-of-way to reduce PSPS impacts
Enhanced Inspections (frequency)	Tier 2 / Tier 3					~370,000 structures on avg per year (2)	▪ Using risk-informed maintenance cycles ▪ Annual inspections of facilities in Tier 3 areas ▪ Three-year cycles for facilities in Tier 2 areas
Weather Stations (units)		426	400	274		1,300 weather stations installed by 2021 (3)	▪ Real-time monitoring of weather conditions and improved accuracy of meteorology models ▪ 1 weather station roughly every 20 circuit miles across HFTDs
High Definition Cameras (units)		133	200	200	58	600 HD, pan tilt zoom cameras by 2022 (3)	▪ Live feeds and time-lapse data allow PG&E and external agencies to identify, confirm, and track wildfires ▪ Targeting ~90% visual coverage across HFTDs

(1) Based on PG&E's relative risk assessment where each circuit was scored on various factors to determine the locations of the greatest wildfire risk areas. Aggregating the relative risk score showed that approximately 95% of the wildfire risk is in 22% of the distribution line miles, or approximately 5,500 circuit miles.
(2) Starting in 2020, Tier 2 assets will be inspected on a three-year cycle and Tier 3 assets will continue to be inspected annually.
(3) In 2018, PG&E installed approximately 200 weather stations and 9 HD cameras.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

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OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS – WILDFIRE MITIGATION

System Hardening

In 2019, PG&E exceeded our system hardening goal by completing and quality validating 171 miles of system hardening, all of which were in Tiers 2 and 3 High Fire Threat Districts.

System Hardening Approach

1. Replacing overhead circuits with insulated conductors, stronger poles, and covered secondary lines
2. Converting overhead circuits to underground lines
3. Retiring or removing overhead assets when customers can be served by other means (e.g. Distributed Generation, microgrids)


Distribution
Primary lines
Secondary lines
Service wire
Pole-mounted transformer
Communication lines

2019 Progress and Program Evolution

2019 Progress	171 miles of system hardening completed and quality validated in HFTDs, or 114% of our 2019 goal
2020 Target	241 miles out of a total 7,100 line miles that will be targeted over 10+ years
Program Impact	System hardening can address ~95% of the wildfire risk through targeting of ~20% of the total overhead line-miles within HFTDs(1)

(1) Based on PG&E's relative risk assessment where each circuit was scored on various factors to determine the locations of the greatest wildfire risk areas. Aggregating the relative risk score showed that approximately 95% of the wildfire risk is in 22% of the distribution line miles, or approximately 5,500 circuit miles.

Wildfire Mitigation Plan Element | SYSTEM HARDENING | VEGETATION MANAGEMENT | ENHANCED INSPECTIONS | SITUATIONAL AWARENESS | PSPS IMPROVEMENTS

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

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OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS – WILDFIRE MITIGATION

Enhanced Vegetation Management (EVM)

PG&E's enhanced vegetation management program goes beyond compliance. The program is evolving to balance our overall goals, including shifting resources for rights-of-way (ROW) expansion that will have the dual benefit of reducing wildfire risk and reducing PSPS footprints.

EVM Program Approach

1. **Overhang Clearing**: Removing overhanging branches and limbs directly above but outside the radial clearance zone around electric power lines
2. **Hazard Tree Mitigation**: Removing or trimming trees that are determined to be hazard trees based on their species, health, and proximity to power lines
3. **ROW Expansion**: Additional vegetation clearance work on lower voltage transmission lines (e.g. 60/70kV or 115kV) to raise wind thresholds on lines for PSPS events


Enhanced Vegetation Management
12'
12'
4'
4'
15'
15'

Figure 1: Illustrative example of enhanced vegetation work, which exceeds mandated clearances and includes overhang trimming, ground-to-conductor fuel reduction, and mitigation of hazard trees in HFTDs, in addition to ROW expansion (not pictured)

2019 Progress and Program Evolution

2019 Progress	2,498 miles in HFTD areas worked and validated, or 102% of our 2019 goal
2020 Target and Approach	▪ 1,800 miles worked ▪ Comprehensive EVM program that enables broader hazard tree evaluation and ROW expansion on lower voltage transmission lines



Figure 2: Advanced vegetation management analytical model using remote sensing data to identify which trees pose the greatest risk

Wildfire Mitigation Plan Element | SYSTEM HARDENING | VEGETATION MANAGEMENT | ENHANCED INSPECTIONS | SITUATIONAL AWARENESS | PSPS IMPROVEMENTS

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

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OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS – WILDFIRE MITIGATION

Enhanced Inspections

In 2019, PG&E conducted an unprecedented number of enhanced fire ignition-based inspections and high-priority corrective actions of all transmission, distribution, and substation assets in HFTD areas.

Wildfire Safety Inspection Program

Incorporating enhanced inspections, which include ground and aerial inspections, and climbing inspections of every transmission tower, into routine inspections


Standardized Structure Model Template for Camera Angles
Note: Icons above do not reflect all images/angles that will be captured as part of drone inspections
High Resolution UAV Image
Cracked Insulator visible in zoomed image

Figure 1: Drone inspections complement and further enhance the ground and climbing visual inspections

2019 Progress and Program Evolution

2019 Progress

- **100%** accelerated safety inspections of electric infrastructure in HFTD areas, including:
  - **~50,000** transmission towers,
  - **~700,000** distribution poles, and
  - **~200** substations
- Comprehensive ground, climbing or helicopter inspections, and in some cases using drones

2020 Target and Approach

- PG&E has rolled its WSIP program into its modified routine inspections
- Enhanced inspections will be implemented for Tier 3 facilities every year and Tier 2 facilities on a three-year cycle to facilitate a thorough understanding of asset conditions in HFTDs

Wildfire Mitigation Plan Element | SYSTEM HARDENING | VEGETATION MANAGEMENT | ENHANCED INSPECTIONS | SITUATIONAL AWARENESS | PSPS IMPROVEMENTS

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

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OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS – WILDFIRE MITIGATION

Improved Situational Awareness

PG&E has established fire detection and fire spread modeling capabilities based on an industry-leading satellite system that offers 24/7 advance warning of potential new fire incidents. These data-driven investments will improve our risk-informed decision-making processes in 2020 and beyond.

New Data and Analytics

- Real time monitoring of HFTD areas with:

5 Satellites	100+ HD, pan-tilt-zoom cameras	600+ Weather stations

- Custom and proprietary 1-min GOES-R fire detection data pipeline established with the Space Center and Engineering Center

Improved Situational Awareness

- Custom and interactive web application for near-time fire detections where users can track multiple properties, including the general intensity and spread of fires
- By 2022, PG&E aims to have ~90% coverage across HFTD areas with the installation of ~600 high-definition cameras
- Increasing weather forecast granularity to a 2km x 2km spatial resolution (vs. 3km x 3km in 2019)


ALERT Wildfire

Figure 1: Example Camera Output and Web Interface



Figure 2: Internal Web Application Showing Real-Time Weather Station Data from Multiple Networks



Figure 3: Example Output from the Fire Spread Model Application

Wildfire Mitigation Plan Element | SYSTEM HARDENING | VEGETATION MANAGEMENT | ENHANCED INSPECTIONS | SITUATIONAL AWARENESS | PSPS IMPROVEMENTS

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

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OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS – WILDFIRE MITIGATION

Public Safety Power Shutoff (PSPS) Improvements

Leveraging learnings from 2019, PG&E is committed to reducing customer impact by minimizing the frequency, scope, and duration of future PSPS events.

2020 PSPS Goals and Mitigation Approach

Goals by September 1, 2020:

50%
faster restoration times

33%[1]
reduction in affected customers

Mitigation Approach:

- **Distributed Generation Enabled Microgrids (DGEM)** at 20 priority substations to power safe-to-energize areas by June 1, 2020 [2]
- **Additional Sectionalization** with enhanced segmentation strategies on distribution and transmission lines
- **Increased Restoration Capabilities** with up to 65 helicopters and fixed-wing aircraft with cameras

Reduced Customer Impacts in 2020 and Beyond

By utilizing **Distributed Generation Enabled Microgrids (DGEM)**, PG&E is targeting a **~20%** reduction in number of customers impacted.


CURRENT STATE
Customers affected: 200K
Outage
Tier 3
FUTURE STATE
Customers affected: 160K
Outage
DGEM
Tier 3

Note: Illustrative example

(1) As compared to the 2019 PSPS events, i.e. if the exact same weather patterns are seen in 2020 as experienced during the largest PSPS events in 2019 our mitigation efforts should reduce the number of customers impacted by those PSPS events by approximately one-third.
(2) CPUC Docket: R.19-09-009

Wildfire Mitigation Plan Element | SYSTEM HARDENING | VEGETATION MANAGEMENT | ENHANCED INSPECTIONS | SITUATIONAL AWARENESS | PSPS IMPROVEMENTS

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

20

OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS Significant Progress in Gas Safety We have demonstrated progress and continued focus on gas system safety since 2010, achieving industry- leading gains in process safety, asset management, and technology innovation. Industry Recognitions and Certifications Gas System Safety Progress 2010 2019 PAS 55 / Best-in-Class Asset Management Gas Average Odor Response 33.3 20.8 ISO 55001 One of the first utilities to receive certification Time Minutes Process Safety Performance 3rd Party Dig In Reduction 3.5 1.04 API RP 754 Indicators Excavation / 1000 Tickets 2010 2011-19 Pipeline Safety Management API RP 1173 Transmission Automated Valves Systems 0 360 Installed NTSB recommended 235 Opened state-of-the-art facilities: Pipeline Strength Tested 0 >1,495 Miles ▪ Gas Control Center, San Ramon ▪ Gas Safety Academy, Winters Pipeline Made Piggable 130 >1,316 ▪ Gas Safety and Innovation, Dublin Miles Distribution Main Replaced 27 863 Miles Incl. all known cast iron 21

OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS Continued Focus on Gas Safety Our goal is to be the safest, most reliable gas utility in the United States. Gas Operations will further improve safety though strength testing, asset management, workforce safety and reductions in non-conformance. Asset Integrity & Risk Management Public Safety of highest risk transmission Pipeline & Hazardous Materials vintage pipe segments that Safety Administration (PHMSA) are subjected to a high risk of 100 0 significant incidents within 5 years percent land movement in proximity to population planned to be replaced by 2027 of transmission pipelines reduction in all Notice-of- 63 made piggable by 2029 90 Violations (NOVs) and non- conformances within 5 years percent percent See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 22

OPERATIONAL, SAFETY, AND STRUCTURAL IMPROVEMENTS

Continued Progress in Generation Safety

Generation safety continues to be a priority; we are receiving industry-leading recognition while enhancing our existing programs, technologies and oversight capabilities.

2019 DCPP Rating:
"Exemplary" performance rating from nuclear industry independent oversight agency; highest rating a nuclear plant can receive

Since 2015:
>$340 million invested in dams, reservoirs, canals and waterways

Over Next 5 Years:
>$600 million investment in safety improvements to our dams, reservoirs, canals and waterways

Nuclear Generation Safety

- "Exemplary" rating is the 13th for DCPP over its operating life, second to only one other site in the country
- DCPP is an industry top-quartile performer in maintaining worker radiation exposure as low as reasonably achievable (ALARA)





Power Generation Safety

- Of PG&E's 96 dams regulated by the California Division of Safety of Dams, 90 rated satisfactory (best performance), 6 fair, 0 poor, and 0 unsatisfactory. All dams rated fair have safety improvement projects underway or complete
- Dam Safety Advisory Board employs a panel of external industry experts who continually provide input to enhance our program

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

23

Agenda 1 Recent Progress Enables Timely Emergence 2 Operational, Safety & Structural Improvements 3 Clean Energy Opportunities 4 Sustainable Financials 24

CLEAN ENERGY OPPORTUNITIES Commitment to California’s Clean Energy Future We are recommitting to California’s clean energy future by implementing and advocating for clean energy policy and investing in electrification. Implementing State Policy Continued Policy Promoting Transparency Goals Advocacy and Reporting ▪ Procuring renewables to achieve ▪ Advocating for a federal price on ▪ Producing a Climate Strategy 60% RPS by 2030 and Carbon carbon Report in 2021 with a 2 Degree Neutrality by 2045 Scenario Analysis ▪ Supporting California’s stringent ▪ Offering customer programs to tailpipe emissions standards ▪ Continuing to engage with our achieve 2X energy efficiency in and backing litigation to maintain external Sustainability existing buildings by 2030 comparable federal standards Advisory Council ▪ Investing in charging ▪ Supporting local ordinances ▪ Continuing other voluntary infrastructure to support 5M zero- promoting all-electric new reporting on GHG emissions, emission vehicles by 2030 construction climate-driven risks, and ESG ▪ Targeting pilots and programs to disclosures increase access to clean energy in disadvantaged communities See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 25

CLEAN ENERGY OPPORTUNITIES

Transportation Electrification Opportunity

We will extend our track record of enabling California's adoption of advanced energy technologies by investing $385M in transportation electrification by 2025, positioning for long-term load growth.


2020
0.2%
CAGR(1)
2025
1.2%
CAGR(1)
2030

In the near term, growth of EVs offsets load loss from Distributed Generation and EE

In the long-term, transportation electrification is forecasted to drive load growth

Electric Vehicles Today

- **270 thousand** EVs registered to PG&E customers
- **1 of 5** EVs in the U.S. are in PG&E's service area and **11%** of new vehicle sales are EVs
- **35%** average annual growth in PG&E territory since 2015
- **$1.70/gallon** equivalent charging cost, compared to $3.60/gallon of gasoline[2]

2030 Electric Vehicle Goals

- **2 million** EVs registered to PG&E customers to meet California's state goal of 5M EVs
- Equivalent to the load of **1 million new homes**



(1) System electric sales, based on PG&E's 2019 Integrated Energy Policy Report (IEPR) filed with the California Energy Commission.
(2) California 2019 average price of regular gasoline, from U.S. Energy Information Administration.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

26

CLEAN ENERGY OPPORTUNITIES Building Decarbonization and the Future of Natural Gas In alignment with key stakeholders and in support of California’s zero-carbon objectives, PG&E is committed to managing an equitable and viable transition to zero-carbon alternatives for electric and gas customers. PG&E will: Support Support state & Fund and implement Procure RNG and Continue exploring decarbonization local government incentives and hydrogen to reduce new CNG end uses while keeping policies and programs to support the carbon footprint to reduce emissions energy promote all- electrification of gas from carbon-heavy affordable electric new technologies industries like rail construction and marine In support of targeted decarbonization, PG&E will: • Work with stakeholders to avoid investments in new gas assets that might prove underutilized while maintaining system safety and reliability • Encourage efficient electrification by seeking authorization to spend up to $500M over the next ten years to enable building electrification See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 27

Agenda 1 Recent Progress Enables Timely Emergence 2 Operational, Safety & Structural Improvements 3 Clean Energy Opportunities 4 Sustainable Financials 28

SUSTAINABLE FINANCIALS

Attractive Ratebase Profile

Sustainable Future Upon Emergence

- Industry-leading growth from investments in wildfire risk reduction, and safety and reliability
- Disciplined focus on cost optimization to balance ratebase growth and affordable rates
- Investment to support California's clean energy economy

Projected Ratebase Growth


6.5%
~8%
PG&E Historical 2014-2018
PG&E Forecast 2019-2024

Ratebase profile is expected to support strong post-emergence earnings growth.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

29

SUSTAINABLE FINANCIALS

Substantial Capital Investments

Unprecedented level of system investments, accelerated wildfire risk reduction, and continued execution of gas safety commitments drive substantial capital investments.

2019-2024 CAPEX FORECAST ($B)


$7.0
~$7.5
$7.6-$8.2
$7.2-$7.8
$7.3-$8.7
$7.4-$8.1
2019 Act.
2020
2021
2022
2023
2024
General Rate Case (GRC) and Gas Transmission & Storage (GT&S) (1)
AB1054 Fire Risk Mitigation (2)
Transmission Owner (TO)
Spend Above Authorized

Subject to Ongoing and Future Recovery Requests

Spend driven by:

- Wildfire Mitigation Plan Memorandum Account (WMPMA)
- Catastrophic Event Memorandum Account (CEMA)

(1) The 2023 GRC will include gas transmission and storage.
(2) Capex forecast includes ~$3.2B of fire risk mitigation capital expenditures included in the Utility's approved wildfire mitigation plans on which PG&E Corporation and the Utility will not earn an equity return.
(3) Low end of the range reflects authorized capital expenditures, including the full amount recoverable through a balancing account where applicable. High end of the range includes capital spend above authorized.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

30

SUSTAINABLE FINANCIALS 2019-2022 Wildfire Mitigation Plan Investments PG&E’s AB1054-mandated fire risk mitigation capital expenditures of ~$3.2B is anticipated to be fully expended in 2022. WILDFIRE MITIGATION INVESTMENTS ($B) ~$3.4 ~$2.9 ~$2.8 ~$2.6 1.5 1.4 1.4 1.6 1.3 0.9 0.1 0.9 0.9 0.5 0.6 0.7 2019 2020 2021 2022 ACTUAL FORECAST FORECAST FORECAST CapEx AB1054 CapEx OpEx Note: The 2020 to 2022 wildfire mitigation forecast is as of December 2019 and is consistent with the 5-year forecast. The 2020-22 costs reflect program assumptions that were later updated in the 2020 Wildfire Mitigation Plan filing on February 7, 2020, which forecasts ~$2.6B of annual spend. PG&E is tracking the capex subject to the AB 1054 exclusion in the Wildfire Mitigation Plan Memorandum Account and Wildfire Mitigation Balancing Account. The AB 1054 excluded capex is dependent on the CPUC-approved amounts for PG&E’s WMP capital expenditures. See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 31

SUSTAINABLE FINANCIALS

Ratebase Growth Forecast


WEIGHTED AVERAGE RATEBASE FORECAST BY RATE CASE ($B)
~8% CAGR
on equity earning ratebase 2019- 2024 (1, 2)
$40.2
~$44.5
$47-$48
$50-$51
$53-$55
$57-$60
2019 Act
2020
2021
2022
2023
2024
General Rate Case (GRC) (3)
Transmission Owner (TO)
Gas Transmission & Storage (GT&S) (4)
Spend Above Authorized

Potential Growth Opportunities

- Additional wildfire mitigation
- Transportation electrification (Phase II Light Duty)
- Additional distributed generation-enabled microgrids
- Grid modernization

(1) Ratebase reflects reductions for the following capital items: (a) $240M disallowance by the CPUC in the 2019 GT&S rate case; (b) $3.2B of fire risk mitigation excluded from earning a ROE, pursuant to AB 1054; and (c) $403M the Utility agreed not to seek recovery of as part of the Wildfire OII settlement.
(2) Ratebase growth including non-equity earnings ratebase is ~9%.
(3) The 2023 GRC will include gas transmission and storage and will move to a four year case cycle.
(4) Includes $400M for 2011-2014 spend subject to audit added in 2020.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

32

SUSTAINABLE FINANCIALS

2020 Earnings Overview and Assumptions

Substantial progress has been made but there remain a few critical uncertainties that affect earnings.

Shifting focus to non-GAAP core earnings and non-core earnings. Non-GAAP Core Earnings [1] in 2020 will be impacted partial period of Chapter 11 case pendency, financing, and regulatory matters.

2020 Non-GAAP Core Earnings Assumptions

($ billions)	CapEx	Ratebase
2020 GRC Settlement	$4.4	$30.5
2019 GT&S Decision	0.7	5.4
2019 TO Plan under Formula Rates	1.5	8.6
AB1054 Spend	0.9	-
Total	~$7.5	~$44.5

Financing: $6B of OpCo debt refinanced with securitization in 2021

Key remaining uncertainties

Key Factors Affecting 2020 Non-GAAP Core Earnings

Authorized CPUC ROE across the Enterprise	10.25%
Drivers of Variance from Authorized	
- Net Below the Line and Spend Above Authorized	150M-200M
- Unrecovered Interest Expense [2]	150M-250M

Key Factors Affecting Non-Core Earnings

- Chapter 11 Costs	~1B
- Wildfire Fund-Related Costs	484M
- Investigation Remedies and Delayed Cost Recovery [3]	~110M
+ GT&S Capital Audit	~(191M)

(1) Beginning with the quarter and full year periods ended December 31, 2019, PG&E Corporation and the Utility changed the name of their principal non-GAAP earnings metric from "non-GAAP earnings from operations" to "non-GAAP core earnings" in order to align more closely with the terminology used by their industry peers. Likewise, PG&E Corporation and the Utility will now refer to adjustments as "non-core items" rather than "items impacting comparability".
(2) Unrecovered Interest Expense from $4.75B HoldCo and $6B Incremental OpCo Debt. Represents interest expense from second half of 2020. OpCo debt is temporary before take out from securitization.
(3) Includes OII penalties and cost recovery associated with Paradise rebuild.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

33

SUSTAINABLE FINANCIALS

2021-2024 Earnings Overview and Assumptions

Post emergence, factors impacting non-GAAP core earnings will reduce over time.

Key Factors Affecting Non-GAAP Core Earnings (1) (2)


2020
2021
2022
2023
2024
Authorized CPUC ROE
10.25% across the Enterprise
Drivers of Variance from Authorized
Net BTL and Spend Above Authorized
AFUDC back to normal levels in 2021
Overspend reduced significantly in 2021
Unrecovered Interest Expense
Decreases due to reduction in HoldCo leverage
Non-Core Earnings Factors
Ch. 11 Costs
Wildfire Fund-Related Costs
Remains at $0.5B
Investigation Remedies and Delayed Cost Recovery (3)
Securitization Impacts
$1.5 B in 2021
GT&S Capital Audit

(1) Beginning with the quarter and full year periods ended December 31, 2019, PG&E Corporation and the Utility changed the name of their principal non-GAAP earnings metric from "non-GAAP earnings from operations" to "non-GAAP core earnings" in order to align more closely with the terminology used by their industry peers. Likewise, PG&E Corporation and the Utility will now refer to adjustments as "non-core items" rather than "items impacting comparability".

(2) In its financial disclosure statement filed on February 18, 2020 with the bankruptcy court, the company also references adjustments to arrive at forecasted non-GAAP Normalized Estimated Net income for 2021.

(3) Includes OII penalties and cost recovery associated with Paradise rebuild.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

34

SUSTAINABLE FINANCIALS Cost Savings Areas of Focus Identified an average of $1B per year in operational costs through 2025. These savings will moderate the expected increase on customer bills to support infrastructure investment. Plan of Reorganization results in an additional $1B in net interest savings to customers. Average Annual Savings of $1B through 2025 Process Real Estate & Energy Costs Redesign Other • Work and resource • Monetization of • Surplus property planning excess renewable disposition energy • Contract • Headquarters management redesign $4.9B $0.8B $0.8B through 2025 through 2025 through 2025 2020 • CPUC approved EE 2020 plan with $56.5M forecasted savings achievements • Realized $127.5M in excess renewables sales for 2020 Safety is PG&E’s highest responsibility. PG&E’s commitment to safety should never be compromised for cost reductions or other efficiencies. See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 35

SUSTAINABLE FINANCIALS

AB1054 Wildfire Fund

California established Wildfire Fund to address timely compensation for victims and liquidity needs for Investor-Owned Utilities (IOUs).

Total Funding and Participation

Upon Plan of Reorganization confirmation by June 30, 2020, **PG&E expects to be fully eligible for participation.**

WILDFIRE FUND FUNDING SOURCES ($B)


Additional Funding over 10 Years
3.0
IOU Ongoing Contribution
10.5
DWR Surcharge
Repays SMIF Loan
$21B
in Net Contributions from IOUs and Customers
Capitalization by June 2020 ~$10B
4.8
PG&E Initial Contribution
0.3 SDG&E
Current Capitalization $4.8B
2.4
SCE
2.0
SMIF Loan

Fund Mechanics

Wildfire Fund claims paid by fund followed by CPUC review:


Claims filed against IOU
IOU seeks payment from fund for eligible claims exceeding $1B, request is reviewed by fund administrator before releasing funds
IOU files cost recovery application at the CPUC for claims above insurance (1)
CPUC to evaluate if utility conduct was reasonable (2)
Allowed costs
Disallowed costs
Wildfire Fund is not reimbursed
IOU reimburses the Fund (subject to the cap)

Shareholder Liability Cap

For utility caused fires deemed imprudent, the Fund is re-infused up to the liability cap, currently estimated at ~$2.4B (calculated based on 20% of PG&E Equity T&D ratebase for 2019). Applies to aggregate reimbursements to the fund over a rolling three calendar year period.

(1) Amounts above insurance that are not covered by the wildfire fund could be recovered from customers if the utility conduct was deemed reasonable.
(2) Serious doubt standard applies as long as utility has received its safety certification for the year in which the fire occurred.

See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions.

36

Conclusion Our five-year outlook is positioned for significant growth and sustained performance We are positioned to emerge from Chapter 11 and provide safe, affordable, and clean energy to our customers for the long term 37

Appendix

APPENDIX

Refresher: Revenue Sources and Standard Rate Cases

Roughly two-thirds of PG&E's revenues are associated with owning and operating gas, electric, and generation infrastructure. The remaining third are pass-through costs associated with commodity procurement.

2019 Revenue Sources [1]


~52%
General Rate Case
~30%
Pass-through
~8%
Gas Transmission & Storage
~10%
Electric Transmission
California Public Utilities Commission (CPUC)
Federal Energy Regulatory Commission (FERC)

PG&E's Standard Rate Cases

Rate Case and Regulatory Jurisdiction	Rate Case Cycle	Time Period of Current Rate Case	Next Rate Case Effective Year
General Rate Case (GRC) CPUC	Every 4 years	2020-2022	2023
Gas Transmission & Storage (GT&S) [2] CPUC	Every 4 years	2019-2022	2023
Transmission Owner (TO) Formula Rate [3] FERC	In effect until replaced	2019+	Rates are updated annually
Cost of Capital CPUC	Every 3 years [4]	2020-2022	TBD

(1) Operating revenue reflects accrued, authorized revenue and recorded pass-through expenses, assuming no balancing account under or over earning or catch-up.
(2) Gas Transmission & Storage will be subsumed under the General Rate Case in the 2023 filing.
(3) TO20 Formula rate became effective May 1, 2019 – December 31, 2019 (subject to refund pending settlement or litigation outcome). Thereafter, the Formula rate will be subject to the annual update filing process to be filed with FERC on December 1 of every year (on an informational basis) for the rates that will be effective on January 1 of the upcoming year. In addition to the rate update feature, the true-up component of the Formula rate ensures that PG&E will recover the actual cost incurred to provide service.
(4) The Cost of Capital framework requires the utility to file an application every three years to establish a new Cost of Capital, primarily for the utility's cost of debt, cost of preferred, cost of equity and capital structure. On April 22, 2019, PG&E filed its 2020 Cost of Capital application and ultimately proposed a return on equity (ROE) of 12% after AB 1054 was enacted into law. The CPUC issued a final decision in December 2019 maintaining PG&E's ROE at 10.25%, common equity percentage at 52%, and reduced the preferred stock percentage from 1.0% to 0.5%.

39

APPENDIX

Resolution of Key Issues

Remaining key regulatory issues and Chapter 11 proceedings are on track to be largely resolved by Q2 2020.

		Status as of 2/18/20	2020 Milestones (1) Q1	2020 Milestones (1) Q2
Chapter 11	Wildfire, Trade Payables, and Other Claims	RSAs: TCC, Subros, Public Entities Pending: FEMA, CalOES, CalFire and other state entities, Trade Payables	Hearing on Objection to FEMA Claims 2/26	
Chapter 11	Debt	RSA with Consenting Noteholders Plan to Refinance HoldCo Debt	RSA Approved 2/5	
Chapter 11	Plan of Reorganization	1/31: Amended POR Filed with Court	Hearing on Disclosure Statement 3/10	Hearing on Plan Confirmation 5/27
Ratemaking	2019 GT&S	Final Decision	→	→
Ratemaking	Cost of Capital	Final Decision	→	→
Ratemaking	2020 GRC	Settlement Pending CPUC Decision	Decision Expected (3)	
Ratemaking	TO19	Final Decision (2)	→	→
Ratemaking	TO18 / TO20	Pending FERC Decisions (2)	Pending FERC Decisions	
Regulatory Matters	Ex Parte OII	Settlement Approved	→	→
Regulatory Matters	Wildfire OII	Settlement Pending CPUC Decision	Decision Expected (3)	
Regulatory Matters	Locate & Mark OII	Settlement Pending CPUC Decision	Decision Expected (3)	
Regulatory Matters	Plan of Reorganization OII	In Process	Testimony and Evidentiary Hearings	Proposed Decision Expected in April
Regulatory Matters	Safety Culture OII	In Process	Pending CPUC Decision	

(1) The rate case timelines outlined reflect expected filing and decision time frames; actual timing may differ.
(2) TO18 pending FERC decision and TO20 is currently in settlement negotiations. The approved TO19 settlement will be 98.5% of TO18 rate case outcome.
(3) Subject to CPUC approval.

40

APPENDIX Expected Residential Rate and Bill Trajectory Safety-related spend is driving higher rate and bill growth. PG&E is implementing affordability initiatives and is actively identifying efficiency opportunities to mitigate bill impact. Expected Electric and Gas Rates Expected Average Monthly Residential Customer Bill Growth (3) Electric System Average Bundled Rate (1) $250 30 Total Bill CAGR = 5% 20 CAGR = 4% $200 10 Cents Cents per kWh $150 0 2019 2020 2021 2022 2023 2024 $100 Gas Average Residential Rate (2) 3 $50 2 CAGR = 7% Therm $0 1 $ / / $ 2019 2020 2021 2022 2023 2024 0 Electric Bill Gas Bill 2019 2020 2021 2022 2023 2024 (1) 2019 electric system average bundled rate reflects actual as of 10/1/2019. (2) 2019 gas average residential rate reflects 2019 full year average. (3) Average monthly residential bill is based on household usage assumptions in California Energy Demand 2020-2030 Baseline Forecast – Mid Demand Case. See the Forward-Looking Statements for factors that could cause actual results to differ materially from the guidance provided and underlying assumptions. 41

APPENDIX

Accountability in Compensation Incentives

Substantially increased weighting of safety-related metrics in Short-Term Incentive Plan from 10% in 2009 to 65% in 2019. The peer average safety weighting was 13% in 2018.

PG&E's performance-based compensation program will align with customer welfare, including safety as its most critical element, but also reliability and affordability.

Historical Safety Weighting



65%
65%
50%
50%
50%
50%
10%
0%
5%
5%
5%
10%
13%
2010
2015
2016
2017
2018
2019 (1)
LTIP
STIP
KEIP(2)
2018 Peer Avg

(1) LTIP does not apply for 2019; 65% safety weighting proposed under the original KEIP (Key Employee Incentive Program) denied by Bankruptcy Court. Note: CEOs are not KEIP participants

(2) KEIP = Key Employee Incentive Program

2020 Proposed Incentive Plan Measures

Short-Term Incentive Plan (STIP)

Customer Welfare (75%)

Prioritizing public and employee safety

- Electric Operations (25%)
- Gas Operations (15%)
- Generation (10%)
- Workforce Safety (15%)
- Reliability (10%)

Financial Stability (25%)

- Core Earnings Per Share

Long-Term Incentive Plan (LTIP)

Public Safety and Reliability (50%)

- System Hardening (25%)
- Microgrid Implementation Index (25%)

Customer Experience (50%)

- Customer Satisfaction Score (25%)
- PSPS Notification Accuracy (25%)

42